Supplement to the
Fidelity® Advisor Japan Fund
Class A, Class T, Class B, and Class C
December 30, 2009
Prospectus

The fund held a special meeting of shareholders on November 16, 2010, at which time the Agreement and Plan of Reorganization between Fidelity Advisor Japan Fund and Fidelity Japan Fund (the Plan) was approved. Pursuant to the Plan, Fidelity Advisor Japan Fund would be reorganized into Fidelity Japan Fund. The Reorganization is expected to take place on or about December 20, 2010.

Proposed Reorganization. The Board of Trustees has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Japan Fund and Fidelity Japan Fund pursuant to which Fidelity Advisor Japan Fund would be reorganized on a tax-free basis with and into Fidelity Japan Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Advisor Japan Fund in exchange for corresponding shares of Fidelity Japan Fund equal in value to the net assets of Fidelity Advisor Japan Fund and the assumption by Fidelity Japan Fund of all of the liabilities of Fidelity Advisor Japan Fund. After the exchange, Fidelity Advisor Japan Fund will distribute the Fidelity Japan Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Japan Fund. As a result, shareholders of Fidelity Advisor Japan Fund will become shareholders of Fidelity Japan Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Japan Fund is expected to be held during the fourth quarter of 2010 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor Japan Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 20, 2010. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Japan Fund, please call 800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

AJAF-10-05 November 28, 2010
1.743385.133

Effective after the close of business on September 1, 2010 (the "Effective Date"), Class B shares will be closed to new accounts and additional purchases by existing shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after that date pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the existing conversion schedule (after a maximum of seven years from the initial purchase date). Existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund until they convert to Class A. Existing Class B shareholders may also continue to add to their accounts through the reinvestment of dividends and capital gain distributions (including through the Directed Dividends® Option) until their conversion dates.

After the Effective Date, any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by a fund will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares in eligible accounts, including Class B shares. Please see "Fund Distribution" for more information.

After the Effective Date, the Reinstatement Privilege will no longer be offered for Class B shares. However, shareholders who redeem Class B shares and wish to reinvest all or a portion of the redemption proceeds within 90 days of redemption can invest in Class A shares without incurring a front-end sales charge. To qualify, shareholders must notify Fidelity in writing in advance of reinvestment and must reinstate shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply.

All other Class B share features, including but not limited to distribution and service fees, contingent deferred sales charges (CDSC) and conversion features, will remain unchanged.

Also effective on or about July 12, 2010, the CDSC on investments in Class A shares of $1 million or more will change. Effective on such date, investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 5.

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	-36.32%	-31.08%	-9.20%	37.93%	14.53%	33.53%	-9.13%	-9.99%	-37.51%	15.63%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	27.28%	June 30, 2009
Lowest Quarter Return	-22.82%	September 30, 2001
Year-to-Date Return	-5.02%	June 30, 2010

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 6.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Advisor Japan Fund
Class A - Return Before Taxes	8.98%	-5.75%	-7.31%
Return After Taxes on Distributions	8.88%	-5.74%	-7.59%
Return After Taxes on Distributions and Sale of Fund Shares	6.28%	-4.73%	-5.94%
Class T - Return Before Taxes	11.38%	-5.54%	-7.36%
Class B - Return Before Taxes	9.77%	-5.72%	-7.28%
Class C - Return Before Taxes	13.74%	-5.33%	-7.45%
TOPIX Index (reflects no deduction for fees, expenses, or taxes)	4.79%	-1.32%	-4.16%

The following replaces similar information found in the footnotes to the "Fee Table" on page 3.

Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

Effective November 1, 2010, the following information replaces the similar information found in the "Fund Management" section on page 25.

Class A

Class T

Class B

Class C

Rate	1.45%	1.70%	2.20%	2.20%
Effective Date	11/1/10	11/1/10	11/1/10	11/1/10

These arrangements may be discontinued by FMR at any time.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section on page 26.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell your shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

Effective on or about July 12, 2010, the following replaces similar information under the "Sales Charges and Concessions - Class A" table in the "Fund Distribution" section on page 27.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section on page 29.

You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section on page 29.

If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges.

The following supplements information under the "Fund Distribution" section on page 32.

10. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

Supplement to the
Fidelity® Advisor Japan Fund
Institutional Class
December 30, 2009
Prospectus

The fund held a special meeting of shareholders on November 16, 2010, at which time the Agreement and Plan of Reorganization between Fidelity Advisor Japan Fund and Fidelity Japan Fund (the Plan) was approved. Pursuant to the Plan, Fidelity Advisor Japan Fund would be reorganized into Fidelity Japan Fund. The Reorganization is expected to take place on or about December 20, 2010.

Proposed Reorganization. The Board of Trustees has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Japan Fund and Fidelity Japan Fund pursuant to which Fidelity Advisor Japan Fund would be reorganized on a tax-free basis with and into Fidelity Japan Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Advisor Japan Fund in exchange for corresponding shares of Fidelity Japan Fund equal in value to the net assets of Fidelity Advisor Japan Fund and the assumption by Fidelity Japan Fund of all of the liabilities of Fidelity Advisor Japan Fund. After the exchange, Fidelity Advisor Japan Fund will distribute the Fidelity Japan Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Japan Fund. As a result, shareholders of Fidelity Advisor Japan Fund will become shareholders of Fidelity Japan Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Japan Fund is expected to be held during the fourth quarter of 2010 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor Japan Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 20, 2010. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Japan Fund, please call 800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

AJAFI-10-04 November 28, 2010
1.743386.126

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 5.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Advisor Japan Fund
Institutional Class - Return Before Taxes	16.01%	-4.32%	-6.46%
TOPIX Index (reflects no deduction for fees, expenses, or taxes)	4.79%	-1.32%	-4.16%

Effective November 1, 2010, the following information replaces the similar information found in the "Fund Management" section on page 25.

Effective November 1, 2010, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.20%. This arrangement may be discontinued by FMR at any time.